UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
June 6, 2013

 Live Nation Entertainment, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32601	20-3247759
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

9348 Civic Center Drive Beverly Hills, California	90210
(Address of principal executive offices)	(Zip Code)

(310) 867-7000
Registrant’s telephone number, including area code:
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On June 6, 2013, at the annual meeting of stockholders (the “Annual Meeting”) of Live Nation Entertainment, Inc. (the “Company”), the Company’s stockholders approved an amendment (the “Amendment”) to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate”), which Amendment was filed with the Delaware Secretary of State on June 6, 2013. The Amendment made changes to Article VI of the Certificate that (i) eliminated the Company’s classified board of directors such that going forward, all directors will stand for election annually for a one-year term, (ii) removed a provision stating that directors may be removed only “for cause” and (iii) made other conforming changes to implement the non-classified board of directors.
The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.
On June 6, 2013, upon the filing of the Amendment with the Delaware Secretary of State, the Fifth Amended and Restated Bylaws of Live Nation Entertainment, Inc. (the “Bylaws”) became effective, as previously-approved by the Company’s board of directors subject to the filing of the Amendment. The changes reflected in the Bylaws were to (i) make changes substantially identical to those set forth in the Amendment in order to de-classify the board of directors and (ii) eliminate all references to the office of “Executive Chairman,” as the Company no longer has such a role.
The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Bylaws, a copy of which is filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.
(b) Also on June 6, 2013, at the Annual Meeting:
1. Mark Carleton, Michael Rapino and Mark S. Shapiro were elected as directors to serve for a term of one year expiring in 2014 or until their successors are elected and qualified;
2. the Amendment (as discussed in Item 5.03 above) was approved;
3. an advisory resolution was passed in favor of the Company’s executive compensation; and
4. Ernst & Young LLP was ratified as the Company’s independent registered public accounting firm for the 2013 fiscal year.
The final results of the voting at the Annual Meeting were as follows:

Proposal No. 1 – Election of Directors
Nominees	For	Against	Abstained	Broker Non-Votes
Mark Carleton	116,986,678	69,952,983	1,935,974	5,725,035
Michael Rapino	175,842,892	4,109,053	1,923,690	5,725,035
Mark S. Shapiro	109,923,984	70,016,226	1,935,425	5,725,035

Proposal No. 2 – Amendment to the Company’s Amended and Restated Certificate of Incorporation to Eliminate Classified Board of Directors
For	Against	Abstained	Broker Non-Votes
179,891,338	67,604	1,916,693	5,725,035

Proposal No. 3 – Advisory Vote on the Company’s Executive Compensation
For	Against	Abstained	Broker Non-Votes
95,553,886	81,455,829	4,865,920	5,725,035

Proposal No. 4 – Ratification of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for 2013
For	Against	Abstained
185,207,349	474,309	1,919,012

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The information in the Exhibit Index of this Current Report on Form 8-K is incorporated into this Item 9.01(d) by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Live Nation Entertainment, Inc.

By:	/s/ Kathy Willard
Kathy Willard
Executive Vice President and Chief Financial Officer
June 7, 2013

EXHIBIT LIST

Exhibit No.	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Live Nation Entertainment, Inc.
3.2	Fifth Amended and Restated Bylaws of Live Nation Entertainment, Inc.